SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K


                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) November 15, 1995
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                         Intermet Corporation
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        (Exact Name of Registrant as Specified in Its Charter)

                                Georgia
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            (State or Other Jurisdiction of Incorporation)

        0-13787                               58-1563873
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(Commission File Number)       (I.R.S. Employer Identification No.)


    5445 Corporate Drive, Suite 200, Troy Michigan  48098
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(Address of Principal Executive Offices)            (Zip Code)

                            (810) 641-1900
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         (Registrant's Telephone Number, Including Area Code)

                                  N/A
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     (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to two agreements, (one the "BRI Agreement" and the other, the "RFI Agreement") dated November 15, 1995, among the Registrant, Alexander City Casting Company, Inc. (an affiliate of Registrant; herein called "Purchaser"), Bodine-Robinson, Inc.
("BRI"), Joseph H. Robinson, Jr. ("Robinson"), and Robinson Foundry,
Inc. ("RFI"), the Purchaser purchased substantially all of the assets used by BRI and RFI, affiliated companies ("Sellers"), in the conduct of their aluminum castings business. The aggregate consideration paid to BRI and RFI was $2,437,096 in cash and $3,770,249 in cash and securities, as described below, respectively, subject to cash adjustments based upon a final valuation of the inventory sold. In addition, Purchaser reimbursed RFI for certain expenses. Of the aggregate consideration paid to RFI, 300,000 shares (the "Shares") of the Registrant's $0.10 par value per share Common Stock, valued at $3,600,000 (based upon the last trade in The Nasdaq Stock Market on November 14, 1995) were issued to the Seller. The cash consideration was derived from internally generated funds.

     In connection with the closing under the RFI Agreement, the Registrant, RFI and the other signatories thereto entered into a Registration Rights and Lock-Up Agreement (the "Rights Agreement"), dated November 15, 1995. Under the Rights Agreement, the Registrant shall register the Shares under certain circumstances, and in the event that the Registrant is involved in a transaction subject to Rule 13e-3 promulgated under the Securities Exchange Act of 1934, under certain conditions, the Registrant shall repurchase the Shares at a pre-agreed price from the holders thereof upon request.

     In addition, Robinson entered into a Management Agreement with the Registrant and Purchaser pursuant to which he agreed to provide certain managerial and consulting services to Registrant, Purchaser and their affiliates for a period of three years from the closing date, November 15, 1995. Under the Management Agreement, the Registrant and Purchaser shall pay Robinson, in the aggregate, $500,000 for each year of the Management Agreement, such payments being due on January 2, of each of 1996, 1997 and 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) and (b) Because the filing of the financial statements required by this Form 8-K is impracticable as of the date hereof, such financial statements shall be filed by amendment to this Form 8-K when available, but in no event later than 60 days after this Form 8-K is required to be filed.
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          (c)  Exhibits

          (2)(a) Agreement for Purchase and Sale of Assets of Bodine-Robinson, Inc. among Intermet Corporation, Alexander City Casting Company, Inc., Bodine-
                  Robinson, Inc., Joe Robinson and Robinson Foundry, Inc., dated November 15, 1995.

          (2)(b) Agreement for Purchase and Sale of Certain Assets of Robinson Foundry, Inc. among Intermet Corporation, Alexander City Casting Company, Inc., Bodine-Robinson, Inc., Joe Robinson and Robinson Foundry, Inc., dated November 15, 1995.

          (2)(c) Management Agreement among Joe Robinson, Intermet Corporation and Alexander City Casting Company, Inc., dated November 15, 1995.

          (2)(d)  Registration Rights Agreement between Intermet
                  Corporation and Robinson Foundry, Inc., dated
                  November 15, 1995.
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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERMET CORPORATION



                                   By: /s/ Doretha J. Christoph
Date:  November 30, 1995               Doretha J. Christoph
                                      Vice President - Finance
                                      (Principal Financial Officer)